Exhibit 99.1

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Global Reach & Local Leadership

2004 Revenue by Region

Global Investment Management
Asia Pacific
EMEA
Americas
4%
7%
19%
70%

CBRE
CB RICHARD ELLIS

4

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Superior Platform Drives Outperformance

Competitive Landscape

CBRE
JLL
C&W
TCC
Global Reach
Services Platform

FY 2001 - 2004 CAGR

CBRE(1)
JLL
TCC
Best In Class Business Services(2)
26%
38%
9%
(1%)
0%
1%
8%
6%
Revenue
EBITDA

CBRE
CB RICHARD ELLIS

5

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Consistent Long Term Growth

($ in millions)
Average Annual Organic Growth: 9%
$360
$392
$429
$468
$583
$730
$1,035
$1,213
$1,324
$1,171
$1,170
$1,630
$2,365
$20.2
$25.9
$33.7
$41.5
$62.0
$90.1
$127.2
$117.4
$150.5
$115.0
$130.7
$183.2
$300.3
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
Organic
Acquisition
Normalized EBITDA(1)

CBRE has consistently outpaced industry growth.

9

CBRE
CB RICHARD ELLIS

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Strong Momentum Across Business Segments

2004 Revenue Breakdown

Commercial Mortgage Brokerage 4%
Investment Management 4%
Other 1%
Investment Sales 34%
Appraisal and Valuation 7%
Property and Facilities Management 8%
Leasing 42%

Growth in Business Segments

($ in millions)

CBRE
CB RICHARD ELLIS

11

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EBITDA Margins

18
16
14
12
10
8
6
4
2
0
Full Year

	Full Year
2003 incl. Insignia (2)	9.3
2003	11.2
2004	12.7

■ 2003 incl. Insignia ■ 2003 ■ 2004

Continued margin improvement due to:

- *Robust revenue growth*
- *Productivity improvements*
- *Operating leverage*

CBRE
CB RICHARD ELLIS

12

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2004 Normalized Internal Cash Flow

($ millions)
180
160
140
120
100
80
60
40
20
-
118
42
(27)
133
D&A
Cap Ex
Net Income, as adjusted (a)
Internal Cash Flow

CBRE
CB RICHARD ELLIS

13

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Key Drivers of Earnings Growth

Revenue Growth	+	Margin Expansion	+	Deleveraging Balance Sheet	=	Significant EPS Growth
▸ Market growth ▸ Market share gains ▸ 7% - 9% annual revenue growth		▸ Operating leverage ▸ 12% - 14% annual EBITDA growth		▸ Minimum $50 million debt paydown targeted		▸ High teens to low 20% annual EPS growth

CBRE
CB RICHARD ELLIS

16

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Supply / Vacancy Outlook

130
80
30
-20
-70
-120
Millions of SF
20
18
16
14
12
10
8
6
4
2
0
Vacancy Rate, %
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
06
07
08
Absorption
Completions
Vacancy Rate

Source: Torto Wheaton Q4 2004.

CBRE
CB RICHARD ELLIS

17

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Reconciliation of Net Income to Net Income, As Adjusted

2004 Results

($millions)
120
100
80
60
40
20
-
65
8
25
9
11
118
Reported Net Income
(a)
(b)
(c)
(d)
Net Income, As Adjusted

(b) Insignia merger and integration related costs

(c) One-time IPO related compensation expense

21

CBRE
CB RICHARD ELLIS

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Business Review Day
CBRE Overview

Brett White, President

Ken Kay, CFO

March 23, 2005

[GRAPHIC]

[LOGO]

Forward Looking Statements

This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements should be considered as estimates only and actual results may ultimately differ from these estimates.  Except to the extent required by applicable securities laws, CB Richard Ellis undertakes no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our annual report on Form 10-K and our quarterly reports on Form 10-Q, which are filed with the SEC and available at the SEC’s website (http://www.sec.gov), for a full discussion of the risks and other factors, that may impact any estimates that you may hear today. Our responses to questions must be limited to information that is acceptable for dissemination within the public domain.  In addition, we may make certain statements during the course of this presentation which include references to “non-GAAP financial measures,” as defined by SEC regulations.  As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures.

Overview

The World Class Commercial Real Estate Services Provider

Leading Global Brand

• 99 years

• 50 countries

• #1 in key cities in U.S., Europe and Asia

Broad Capabilities

• #1 commercial real estate brokerage

• #1 appraisal and valuation

• #1 property and facilities management

• #2 commercial mortgage brokerage

• $15.1 billion in investment assets under management

Scale, Diversity and Earnings and Power

• 2x nearest competitor

• Thousands of clients, more than 70% of Fortune 100

• 2004 Revenue of $2.4 billion

• 2004 Normalized EBITDA of $300.3 million (1)

• Strong organic revenue and earnings growth for 2004

(1).          Excludes merger-related charges, integration costs and one-time IPO compensation expense.

Global Reach & Local Leadership

2004 Revenue by Region

[CHART]

Leading

Market Positions

New York	☒

London	☒

Los Angeles	☒

Chicago	☒

Sydney	☒

Paris	☒

Washington, D.C.	☒

Madrid	☒

Singapore	☒

CBRE is unique in offering customers global coverage and leading local expertise.

Superior Platform Drives Outperformance

Competitive Landscape

[CHART]

FY 2001 -  2004 CAGR

[CHART]

	CBG		JLL		TCC		Business Services (2)
FY05 P/E
(as of 3/18/05)	17.3	x	20.0	x	17.2	x	21.6	x

(1)           Excluding merger related costs, integration costs and one-time IPO compensation expense.

(2)           Average based on ABM, ACN, ADP, CEN, FDC, KELYA, MAN, PAYX, RHI, and RMK.

Our full-service, global platform has allowed us to outperform competitors.

Growth Drivers

INDUSTRY TRENDS	RELATED STRATEGY

Increased vendor consolidation	• Capitalize on cross-selling opportunities • Leverage geographic diversity of platform • Capitalize on breadth of service offerings • Selectively seek infill acquisition opportunities

Corporate outsourcing	• Single Point of Contact management • Emphasize multi-market/cross-border capabilities • Focus on Fortune 500 penetration • Invest in enabling IT platforms

Increased capital allocations to real estate	• Leverage demographic-driven investment trends and globalization of capital flows • Leverage expertise across all property types • Aggregate the fragmented private client market

Institutional ownership of real estate	• Match risk/return profiles • Develop innovative investment vehicles • Grow assets under management • Capitalize on “feet on the ground” global platform

Remember Who We Are

We are:

•      A growth-oriented business services enterprise with 215 offices around the world

•      A full service provider with a diverse suite of services to address any commercial real estate need

•      More than 2X the size of our nearest competitor in terms of 2004 revenue

•      Focused on growing existing client relationships through cross-selling opportunities and multi-market approach

•      Focused on outperforming the industry in terms of margin expansion and market penetration

•      Able to significantly leverage our operating structure

•      A strong cash flow generator

We are not:

•      Asset intensive

•      Capital intensive

•      A REIT or direct property owner

•      Dependent on a few markets, producers or clients

•      Interest rate dependent

Financial Overview

Consistent Long Term Growth

[CHART]

(1)           Normalized EBITDA excludes merger-related costs, integration costs and one-time IPO compensation expense.

CBRE has consistently outpaced industry growth.

Annual Financial Results

		2003
				Incl.
($ in millions)	2004	Reported(1)	% Change	Insignia(2)	% Change
Revenue	2,365.1	1,630.1	45	1,948.8	21

Cost of Services	1,203.8	796.4	51	968.9	24
Operating, Admin. & Other	909.8	678.4	34	826.9	10
Merger-Related Charges	25.6	36.8	-30	36.8	-30
Equity Income	-19.5	-14.4	36	-14.4	35

EBITDA	245.4	132.8	85	130.6	88

One Time Charges:
Merger-Related Charges	25.6	36.8	-30	36.8	-30
Integration Costs	14.3	13.6	5	13.6	5
IPO-Related Compensation Expense	15.0	—	100	—	100

Normalized EBITDA	300.3	183.2	64	181.0	66

(1).          Includes reported results of Insignia’s commercial operations which were purchased on 7/23/03.

(2).          Includes reported results of Insignia’s commercial operations prior to the acquisition on 7/23/03.  The financial information including Insignia is presented for informational purposes only and does not purport to represent what CB Richard Ellis’ results of operations or financial position would have been had the Insignia acquisition in fact occurred prior to the first seven months of 2003.

Strong Momentum Across Business Segments

2004 Revenue Breakdown

[CHART]

Growth in Business Segments

($ in millions)

			Y-O-Y
	2004	2003 (a)	% Δ
Investment Sales	$807	$569	42%
Leasing	986	890	11%
Property & Facilities Mgmt	185	176	5%
Appraisal & Valuation	156	130	20%
Mtg Brokerage	107	82	31%
Investment Mgmt	91	67	36%
Other	32	35	-8%
Total	$2,365	$1,949	21%

(a)           Includes reported results of Insignia’s commercial operations prior to the acquisition on 7/23/03.

EBITDA Margins

[CHART]

Continued margin improvement due to:

•      Robust revenue growth

•      Productivity improvements

•      Operating leverage

Variable vs. Fixed Detail

	% of Revenue
	2003	2004

Revenue	100.0	100.0

Total Variable Costs	55.4	57.0

Total Fixed Costs	33.4	30.3

Normalized EBITDA (1)	11.2	12.7

Notes:

(1) EBITDA margins exclude merger-related charges, integration expenses, amortization of Insignia revenue backlog and IPO related compensation expense.

(2) The financial information including Insignia is presented for informational purposes only and does not purport to represent what CB Richard Ellis results of operations or financial position would have been had the Insignia acquisition in fact occurred prior to 2003.

2004 Normalized Internal Cash Flow

•      Strong cash flow generation

•      Low capital intensity

•      2004 capital expenditures exclude $12.0 million related to the integration of Insignia

[CHART]

(a) Reconciliation of net income to net income, as adjusted provided on page 21.

Capitalization

	As of		%
($ in millions)	12/31/2004	12/31/2003	Change
Cash	256.9	163.9	57

Revolver	—	—	—
Tranche B loan	277.1	297.5	-7
Other debt(1)	22.5	39.2	-43
9 3/4% senior notes	130.0	200.0	-35
11 1/4% senior subordinated notes(2)	205.0	226.2	-9
Total CB Richard Ellis Services debt	634.6	762.9	-17

16% senior notes	—	35.5	-100
Total debt	634.6	798.4	-21
Shareholders’ equity	558.9	332.9	68
Total capitalization	1,193.5	1,131.3	5

Total net debt	377.7	634.5	-40

(1).          Excludes $138.2 million and $230.8 million of warehouse facility at December 31, 2004 and December 31, 2003, respectively. Also excludes non-recourse debt relating to a building investment in Japan of $43.7 million at December 31, 2003.

(2).          The 2004 balance does not reflect $26.4 million of notes repurchased year-to-date in 2005.

Current Debt Maturity

	As of December 31,				Maturity
(in millions)	2004	2005	2006	2007	Date
Revolver Facility(1)	—	—	—	—	3/31/2009
Senior Debt(2)	$277.1	$265.3	$253.5	$241.7	3/31/2010
9 ¾% Senior Notes	$130.0	$130.0	$130.0	—	5/15/2010
11 ¼% Senior Subordinated Notes	$205.0	$166.9	—	—	6/15/2011
Other Debt(3)	$22.5	$27.5	$22.5	$22.5	Various
Total	$634.6	$589.7	$406.0	$264.2

Debt Management:

•      Projected minimal usage of the revolver facility

•      Analyze interest rate swap opportunities to reduce volatility in an increasing interest rate environment

•      No major funding requirement anticipated

(1).       No revolver usage in 2005 to 2007 except for potential interim acquisition funding

(2).       Senior secured term loan tranche B in 2004 and 2005 will be replaced by other fixed and variable rate debt in 2006 and 2007.

(3).       Excludes $138.2 million of non-recourse debt related to warehouse facility.

Key Drivers of Earnings Growth

Revenue		Margin		Deleveraging		Significant
Growth		Expansion		Balance Sheet		EPS Growth

• Market growth	+	• Operating leverage	+	• Minimum $50 million	=	• High teens to low
				debt paydown targeted		20% annual EPS
growth
• Market share gains		• 12% - 14% annual
EBITDA growth
• 7% - 9% annual revenue growth

Revenue growth, margin expansion and deleveraging allow CBRE to achieve substantial earnings growth.

Supply / Vacancy Outlook

[CHART]

Source:  Torto Wheaton Q4 2004.

2005 Guidance

	2004		2005

Revenues	$2.4	B	8% Growth

Net Income	$118	M	$149M - $156M (26% - 32% Growth) (1)

EPS	$1.65		$1.95 - $2.05 (18% - 24% Growth) (1)

(1).       Excluding residual one-time Insignia and debt buy-back charges of approximately $15 million pre-tax.

[LOGO]

Appendix

Reconciliation of Net Income to Net Income, As Adjusted

[CHART]

(a)     Intangible asset amortization expense related to Insignia net revenue backlog

(b)     Insignia merger and integration related costs

(c)     One-time IPO related compensation expense

(d)     Costs of extinguishment of debt related to the IPO

Consolidated Net Income to EBITDA Reconciliation

	Twelve Months Ended December 31
($Mill)	2004	2003
Net Income (Loss)	$64.7	$(34.7)
Add:
Depreciation and amortization	54.9	92.6
Interest expense	65.4	71.3
Loss on extinguishment of debt	21.1	13.5
Provision (benefit) for income taxes	43.5	(6.3)
Less:
Interest income	4.3	3.6
EBITDA	$245.3	$132.8

Reconciliation of Reported EBITDA to Normalized EBITDA

	Twelve Months Ended December 31
($Mill)	2004	2003

Reported EBITDA	$245.3	$132.8

One Time Costs:
Merger Related Costs	25.6	36.8
Integration Costs	14.3	13.6
IPO - Related Compensation Costs	15.0	—
Total One Time Costs	$54.9	$50.4

Normalized EBITDA	$300.3	$183.2